UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Hibbett Sports, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama 35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2021, Hibbett Sports, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Following the Annual Meeting, on May 26, 2021, the board of directors of the Company (the “Board”) amended the Company’s Bylaws (the “Bylaws”) to make certain clarifying and technical changes.

The foregoing summary of the amendments to the Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Board submitted at the Annual Meeting three proposals to a vote of the stockholders. The final results of the voting on each proposal are presented below.

Proposal Number 1 - Election of Directors

The Board nominated each of the nominees set forth below to serve as a Class I Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2024, or until his or her successor is elected or qualified. The stockholders elected the four nominees to serve as Class I Directors of the Company pursuant to the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Terrance G. Finley	12,460,655	717,830	5,135	1,457,559
Dorlisa K. Flur	12,997,059	184,366	2,195	1,457,559
Michael E. Longo	13,173,847	6,581	3,192	1,457,559
Lorna E. Nagler	13,116,873	64,357	2,390	1,457,559
Proposal Number 2 - Ratification of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 29, 2022. The appointment of Ernst & Young LLP was ratified by the stockholders pursuant to the following vote:

For	Against	Abstain
14,585,001	41,160	15,018

Proposal Number 3 - Advisory Vote on Executive Compensation

The stockholders were asked to cast a non-binding advisory vote on a resolution to approve the compensation of the Company's Named Executive Officers as disclosed in the Proxy Statement. The stockholders approved the non-binding advisory resolution on executive compensation pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
12,707,191	416,624	59,805	1,457,559

Item 7.01    Regulation FD Disclosure.

On May 28, 2021, the Company issued a press release (the “Press Release”) announcing that the Board authorized the repurchase of an additional $500 million of the Company’s common stock in connection with its existing share repurchase program. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws of Hibbett Sports, Inc. (as amended on May 26, 2021)
99.1	Press Release dated May 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

	By:	/s/ David M. Benck
David M. Benck
May 28, 2021		Senior Vice President and General Counsel